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                                                                    Exhibit 10.2

                             NORTON MCNAUGHTON, INC.
                             1994 STOCK OPTION PLAN
                  (as amended March 27, 1995 and April 1, 1996)

                  1. Purposes of Plan. The purposes of the Plan, which shall be known as the Norton McNaughton, Inc. 1994 Stock Option Plan and is hereinafter referred to as the "Plan", are (i) to provide incentives for key employees, directors, consultants and other individuals providing services to Norton McNaughton, Inc. (the "Company") and its subsidiary or parent corporations (within the respective meanings of Sections 424(f) and 424(e) of the Internal Revenue Code of 1986, as amended (the "Code"), and referred to herein as "Subsidiary" and "Parent", respectively) by encouraging their ownership of the common stock, $.01 par value, of the Company (the "Stock") and (ii) to aid the Company in retaining such key employees, directors, consultants and other individuals upon whose efforts the Company's success and future growth depends, and attracting other such employees, directors, consultants and other individuals.

                  2. Administration. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors, as hereinafter provided. For purposes of administration, the Committee, subject to the terms of the Plan, shall have plenary authority to establish such rules and regulations, to make such determinations and interpretations, and to take such other administrative actions as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be final, conclusive and binding on all persons, including optionees and their legal representatives and beneficiaries. Notwithstanding the foregoing, in the event that there is no Compensation Committee, then the powers to be exercised by the Compensation Committee hereunder shall be exercised by the Board of Directors.

                           The Committee shall be appointed from time to time by
the Board of Directors and shall consist of not fewer than three of its members. Unless otherwise determined by the Board of Directors, no member of the Board of Directors who serves on the Committee shall be eligible to participate in the Plan. The Board of Directors shall designate one of the members of the Committee as its Chairman. The Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all members shall be as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary (who need not be a member of the Committee). No member of the Committee shall be liable for any act or omission with respect to his service on the Committee, if he acts in good faith and in a manner he reasonably believes to be in or not opposed to the best interests of the Company.

                  3. Stock Available for Options. There shall be available for options under the Plan a total of 850,000 shares of Stock, subject to any adjustments which may be made pursuant to Section 5(f) hereof. Shares of Stock used for purposes of the Plan may be either authorized and unissued shares, or previously issued shares held in the treasury of the Company, or both. Shares of Stock covered by options which have terminated or expired prior to exercise shall be available for further options hereunder. Notwithstanding the foregoing, the maximum number of shares of Stock which may be subject to options granted to any one person under this Plan in any two year period shall not exceed 250,000 shares of Stock, subject to the adjustments provided in Section 5(f) hereof, and no options shall be granted under this Plan after January 7, 2004.

                  4. Eligibility. Options under the Plan may be granted to key employees of the Company or any Subsidiary or Parent, including officers or directors of the Company or any Subsidiary or Parent, and to directors, consultants and other individuals providing services to the Company or any Subsidiary or Parent. Options may be granted to eligible employees whether or not they hold or have held options previously granted under the Plan or otherwise granted or assumed by the Company. In selecting employees for options, the Committee may take into consideration any factors it may deem relevant, including its estimate of the employee's present and potential contributions to the success of the Company and its Subsidiaries. Service as a director, officer or consultant of or to the Company or any Parent or Subsidiary shall be considered employment for purposes of the Plan (and the period of such service shall be considered the period of employment for purposes of Section 5(d) of the
Plan); provided, however, that incentive stock options may be granted under the Plan only to an individual who is an "employee" (as such term is used in Section 422 of the Code) of the Company or any Subsidiary or Parent.


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                  5. Terms and Conditions of Options. The Committee shall, in its discretion, prescribe the terms and conditions of the options to be granted hereunder, which terms and conditions need not be the same in each case, subject to the following:

                  (a) Option Price. The price at which each share of Stock covered by an option granted under the Plan may be purchased shall not be less than the market value per share of Stock on the date of grant of the option. The date of the grant of an option shall be the date specified by the Committee in its grant of the option.

                  (b) Option Period. The period for exercise of an option shall in no event be more than ten years from the date of grant, or in the case of any option intended to be an incentive stock option granted to an individual owning, on the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, more than five years from the date of grant. Options may, in the discretion of the Committee, be made exercisable in installments during the option period. Any shares not purchased on any applicable installment date may be purchased thereafter at any time before the expiration of the option period.

                  (c) Exercise of Options. In order to exercise an option, the Optionee shall deliver to the Company written notice specifying the number of shares of Stock to be purchased, together with cash or a certified or bank cashier's check payable to the order of the Company in the full amount of the purchase price therefor; provided that, for the purpose of assisting an Optionee to exercise an option, the Company may make loans to the Optionee or guarantee loans made by third parties to the Optionee, on such terms and conditions as the Board of Directors may authorize; and provided further that such purchase price may be paid in shares of Stock owned by the Optionee having a market value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this Section 5(c), the market value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such date, or the average of the closing high bid and low asked prices of the Stock in the over-the-counter market reported on NASDAQ on such date, whichever is applicable, or if there are no such prices reported on NASDAQ on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the market value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. An Optionee shall have none of the rights of a stockholder until the shares of Stock are issued to him.

                  (d) Effect of Termination of Employment. An option may not be exercised after the Optionee has ceased to be in the employ of the Company or any Subsidiary or Parent, except in the following circumstances:

                  (i) If the Optionee's employment is terminated by action of his employer, or by reason of disability or retirement under any retirement plan maintained by the Company or any Subsidiary or Parent, the option may be exercised by the Optionee within three months after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;

                  (ii) In the event of the death of the Optionee during the three month period after termination of employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death;

                  (iii) In the event of the death of the Optionee while employed, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by
         Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in the preceding sentence, be treated for all purposes of the Plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence.


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In no event shall any option be exercisable more than ten years from the date of grant thereof. Nothing in the Plan or in any option granted pursuant to the Plan (in the absence of an express provision to the contrary) shall confer on any individual any right to continue in the employ of the Company or any Subsidiary or Parent or interfere in any way with the right of the Company to terminate his employment at any time.

                (e) Nontransferability of Options. During the lifetime of an Optionee, options held by such Optionee shall be exercisable only by him. No option shall be transferable other than by will or the laws of descent and distribution.

                (f) Adjustments for Change in Stock Subject to Plan. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, (i) except as provided in (ii) below, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to the Plan, in the number and kind of shares covered by outstanding options, or in the option price per share, or both and (ii) the Board of Directors of the Company shall make such adjustments, if any, as it deems appropriate in the maximum number of shares which may be subject to options granted to all directors of the Company and in the maximum number of shares which may be subject to options granted to each director, in each case pursuant to Section 5(j), in the number and kind of shares covered by outstanding options, or in the option price per share, or both, with respect to options held by directors of the Company.

                (g) Acceleration of Exercisability of Options Upon Occurrence of Certain Events. In connection with any merger or consolidation in which the Company is not the surviving corporation and which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, all outstanding options under the Plan shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. The provisions of the foregoing sentence shall apply to any outstanding options which are incentive stock options to the extent permitted by Section 422(d) of the Code and such outstanding options in excess thereof shall, immediately upon the occurrence of the event described in clause (i) or (ii) of the foregoing sentence, be treated for all purposes of the plan as nonstatutory stock options and shall be immediately exercisable as such as provided in the foregoing sentence. Notwithstanding the foregoing, in no event shall any option be exercisable after the date of termination of the exercise period of such option specified in Sections 5(b), 5(d) and 5(j)(2).

                (h) Registration, Listing and Qualification of Shares of Stock. Each option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered thereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the granting of such option or the purchase of shares of Stock thereunder, no such option may be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company may require that any person exercising an option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.

                (i) Other Terms and Conditions. The Committee may impose such other terms and conditions, not inconsistent with the terms hereof, on the grant or exercise of options, as it deems advisable.

                (j) Terms and Conditions of Options Granted to Directors. Notwithstanding any provision contained in the Plan to the contrary, during any period when any member of the Committee shall not be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as such Rule was in effect at April 30, 1991, then, the terms and conditions of options granted under the Plan to any director of the Company during such period shall be as follows:

                (1) The price at which each share of Stock subject to an option may be purchased shall, subject to any adjustments which may be made pursuant to
Section 5(f), in no event be less than the market value per share of Stock on the date of grant, and provided further that in the event the option is intended to be an incentive stock option pursuant to Section 6 and the Optionee owns on the date of grant securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or of any Parent or Subsidiary, the price per share shall not be less than 110% of the market value per share of Stock on the date of grant.


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                (2) The option may be exercised to purchase shares of Stock covered by the option not sooner than six months following the date of grant. The option shall terminate and no shares of Stock may be purchased thereunder more than ten years after the date of grant, provided that if the option is intended to be an incentive stock option pursuant to Section 6 and the Optionee owns on the date of grant stock possessing more than 10% of the total combined voting power of all classes of securities of the Company or of any Parent or Subsidiary, the option shall terminate and no shares of Stock may be purchased thereunder more than five years after the date of grant.

                (3) The maximum number of shares of Stock which may be subject to options granted to all directors pursuant to this Section 5(j) shall be 600,000 shares in the aggregate. The maximum number of shares of Stock which may be subject to options granted to any director who is an officer or employee of the Company is 150,000. The maximum number of shares of Stock which may be subject to options granted to any director who is not an officer or employee of the Company shall be 25,000 shares.

                (k) Reload Options. If upon the exercise of an option granted under the Plan (the "Original Option") the Optionee pays the purchase price for the Original Option pursuant to Section 5(c) in whole or in part in shares of Stock owned by the Optionee for at least six months, the Company shall grant to the Optionee on the date of such exercise an additional option under the Plan (the "Reload Option") to purchase that number of shares of Stock equal to the number of shares of Stock so held for at least six months transferred to the Company in payment of the purchase price in the exercise of the Original Option. The price at which each share of Stock covered by the Reload Option may be purchased shall be the market value per share of Stock (as specified in Section 5(c)) on the date of exercise of the Original Option. The Reload Option shall not be exercisable until one year after the date the Reload Option is granted or after the expiration date of the Original Option. Upon the payment of the purchase price for a Reload Option granted hereunder in whole or in part in shares of Stock held for more than six months pursuant to Section 5(c), the Optionee is entitled to receive a further Reload Option in accordance with this
Section 5(k). Shares of Stock covered by a Reload Option shall not reduce the number of shares of Stock available under the Plan pursuant to Section 3 and, in the case of Reload Options granted to a director, the number of shares of Stock available to directors, individually and in the aggregate, under the Plan pursuant to Section 5(j)(3).

                6. Additional Provisions Applicable to Incentive Stock Options. The Committee may, in its discretion, grant options under the Plan to eligible employees which constitute "incentive stock options" within the meaning of
Section 422 of the Code, provided, however, that (a) the aggregate market value of the Stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year shall not exceed the limitation set forth in Section 422(d) of the Code, (b) if the Optionee owns on the date of grant securities possessing more than 10% of the total combined voting power of all classes of securities of the Company or of any Parent or Subsidiary, the price per share shall not be less than 110% of the market value per share on the date of grant and (c) Section 5(d)(ii) hereof shall not apply to any incentive stock option.

                7. Amendment and Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no option shall be granted hereunder after, January 7, 2004; provided, however, that the Board of Directors may at any time prior to that date terminate the Plan. The Board of Directors may at any time amend the Plan or the term of any option outstanding under the Plan; provided, however, that, except as contemplated in Section 5(f), the Board of Directors shall not, without approval by a majority of the votes cast by the stockholders of the Company at a meeting of stockholders at which a proposal to amend the Plan is voted upon, (i) increase the maximum number of shares of Stock for which options may be granted under the Plan, (ii) change the minimum option price, (iii) extend the period during which options may be granted or exercised, or (iv) except as otherwise provided in the Plan, amend the requirements as to the class of employees eligible to receive options. No termination or amendment of the Plan or any option outstanding under the Plan may, without the consent of an Optionee, adversely affect the rights of such Optionee under any option held by such Optionee.

                8. Effectiveness of Plan. The Plan will not be made effective unless approved by a majority of the votes cast thereon by the stockholders of the Company at a meeting of stockholders duly called and held for such purpose or by unanimous written consent of such stockholders, and no option granted hereunder shall be exercisable prior to such approval.

                9. Withholding. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of an option, that the Optionee (or any beneficiary or person entitled to act under Section 5(d) hereof) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes. If the amount requested is not paid, the Company may refuse to issue such shares of Stock.


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                10. Other Actions. Nothing contained in the Plan shall be
construed to limit the authority of the Company to exercise its corporate rights and powers, including but not by way of limitation, the right of the Company to grant or assume options for proper corporate purposes other than under the Plan with respect to any employee or other person, firm, corporation or association.